The Universal Institutional Funds, Inc.

Prospectus Supplement

December 26, 2007

The Universal Institutional Funds, Inc.

Supplement dated December 26, 2007 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2007 of:

High Yield Portfolio

(Class I)

The first and second paragraphs of the section of the Portfolio’s Prospectus entitled “Fund Management – Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Henry Choi and Steven K. Kreider, each a Managing Director of the Adviser.

Mr. Choi has been associated with the Adviser in an investment management capacity and began managing the Portfolio since December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006 - October 2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003 - April 2005) and prior to that, he was an analyst at Amaranth Advisors (April 2002 - April 2003). Mr. Kreider has been associated with the Adviser in an investment management capacity since February 1988 and began managing the Portfolio in June 2007.

Mr. Choi is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

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The third sentence in the first paragraph of the section of the Portfolio’s Prospectus entitled “Investment Summary—High Yield Portfolio—Approach” is hereby deleted and replaced with the following:

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

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The sixth sentence in the first paragraph of the section of the Portfolio’s Prospectus entitled “Investment Summary—High Yield Portfolio—Approach” is hereby deleted and replaced with the following:

The Adviser may invest in asset-backed securities and may use futures, options, forward contracts, mortgage backed securities, including collateralized mortgage obligations (“CMOs”), and swaps, options on swaps and other derivatives in managing the Portfolio.

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The following disclosure is hereby added below the second paragraph of the Portfolio’s Prospectus entitled “Investment Summary—Risks”:

Investing in the securities of foreign issuers, particularly those located in emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio’s investments may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.

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The disclosure in the Portfolio’s Prospectus under the heading entitled “Additional Risk Factors and Information—Foreign Investing” is hereby deleted and replaced with the following:

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

Foreign Currency

The Portfolio’s investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of such securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Please retain this supplement for future reference.

UIFGVESPT3

The Universal Institutional Funds, Inc.

Statement of Additional Information Supplement

December 26, 2007

The Universal Institutional Funds, Inc.

Supplement dated December 26, 2007 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2007

With respect to the High Yield Portfolio, the first and second paragraphs in the section of the Statement of Additional Information entitled “Portfolio Managers – Portfolio Manager Compensation Structure – High Yield Portfolio” are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of April 30, 2007, Steven K. Kreider managed 26 registered investment companies with a total of approximately $29.1 billion in assets; no pooled investment vehicles other than registered investment companies; and 71 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $12.8 billion in assets. Of these 71 other accounts, three accounts with a total of approximately $970 million in assets had performance-based fees. As of December 3, 2007, Henry Choi managed nine registered investment companies with a total of approximately $1.5 million in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $755,200 in assets; and no other accounts.

Securities Ownership of Portfolio Managers. As of April 30, 2007, Steven K. Kreider did not own any securities in the Portfolio. As of December 3, 2007, Henry Choi did not own any securities in the Portfolio.

Please retain this supplement for future reference.